NATIONWIDE(R) S&P 500 INDEX FUND
(CLASS A, CLASS B AND INSTITUTIONAL CLASS SHARES)


PROSPECTUS 2000


JANUARY 3, 2000
(AS AMENDED APRIL 24, 2000)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund's shares as an investment or determined whether this prospectus is complete or accurate. To state otherwise is a crime.


[NATIONWIDE(R) FAMILY OF FUNDS LOGO]

         TABLE OF CONTENTS

FUND SUMMARY...................................................................2
Objective and Principal Strategies.............................................3
Principal Risks................................................................3
Performance....................................................................4
Fees and Expenses..............................................................5

MORE ABOUT THE FUND............................................................6
Principal Risks and Techniques.................................................6

Non-Principal Techniques.......................................................7


MANAGEMENT.....................................................................8
Investment Adviser.............................................................8
Multi-Manager Structure........................................................8
Subadviser.....................................................................8

BUYING, SELLING AND EXCHANGING FUND SHARES.....................................9
Choosing a Share Class.........................................................9
Buying Shares.................................................................10
Selling Shares................................................................13
Distribution Plan.............................................................15
Distribution and Service Fees.................................................15
Exchanging Shares.............................................................15

DISTRIBUTIONS AND TAXES.......................................................17
Distributions of Income Dividends.............................................17
Distributions of Capital Gains................................................17
Reinvesting Distributions.....................................................17
State and Local Taxes.........................................................17
Selling Fund Shares...........................................................17
Exchanging Fund Shares........................................................17

ADDITIONAL INFORMATION................................................BACK COVER

         FUND SUMMARY

This Prospectus provides information about one of the Nationwide Mutual Funds:
Nationwide S&P 500 Index Fund (the Fund). "You" and "your" refer to potential investors and current shareholders of the Fund.

A QUICK NOTE ABOUT SHARE CLASSES

The Fund has six different share classes, three of which are offered in this Prospectus -- Class A, Class B and Institutional Class shares. The fees, sales charges and expenses for each share class are different, but each share class of the Fund represents an investment in the same assets. Having different share classes simply lets you choose the cost structure that is right for you.

The fees and expenses for the Fund are set forth below. For more information about which share class offered by this Prospectus is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page nine.

This section summarizes key information about the Fund. Use this summary to compare the Fund with other mutual funds. More detailed information about the risks and investment techniques of the Fund can be found in "More About the Fund" beginning on page six.

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks, as represented by the
                                       Standard & Poor's 500 Composite Stock
                                       Price Index (the S&P 500).(1) The S&P 500 is a market-weighted index composed of approximately 500 common stocks chosen by
Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition. The investment objective of the Fund may not be changed without shareholder approval.


A market-weighted index is an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

The Fund employs a "passive" management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of S&P 500. The Fund will be substantially invested in securities in the S&P 500, and will invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the S&P 500.


The Fund invests in a statistically selected sample of stocks included in the S&P 500 and in derivative instruments linked to the S&P 500. The Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. Because the Fund seeks to invest in assets whose performance matches the performance of the S&P 500, it may concentrate more assets in fewer companies and is considered a non-diversified fund. The Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.



Market capitalization is a common way to measure the size of a company based on the price of its common stock; it is simply the number of outstanding shares of the company multiplied by the current share price.


PRINCIPAL RISKS


Because the value of an investment will fluctuate, there is the risk that a shareholder will lose money. A shareholder's investment will decline in value if the value of the Fund's investments decreases.



STOCK MARKET RISK. Stock market risk is the risk that the Fund could lose value if the individual stocks in which the Fund has invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. There is also the risk that large capitalization companies could fall out of favor and investors may look to other types of investments.


SELECTION RISK. The Fund is also subject to selection risk, which is the risk that the Fund's investments, which may not fully replicate the S&P 500, may perform differently from the securities in S&P 500. The Fund will attempt to be fully invested at all times and will not hold a significant portion of its assets in cash. The Fund will generally not attempt to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time.

NON-DIVERSIFIED FUND RISK. The Fund is a non-diversified fund, which means that it may invest more of its assets in fewer companies than if it were a diversified fund. By concentrating more assets in a smaller number of investments, the Fund's risk is increased because some investments have a greater effect on the Fund's performance. This helps the Fund's performance when its investments are successful, but also hurts the Fund's performance when its investments are unsuccessful.

---------------


(1) "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. For further information regarding the trademark licenses, see the Statement of Additional Information (SAI).

         Fund Summary

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total return for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund.

Remember, however, that past performance does not guarantee similar results in the future.

      Annual Returns(1)              1/1/99-10/31/99
----------------------------------------------------------
Local Fund Shares                                   20.08%
Institutional Service Shares                        19.79%
Service Shares                                      19.54%


Best Quarter  -- Local Fund Shares:    14.59%    4th qtr of 1999
Worst Quarter -- Local Fund Shares:    -6.27%    3rd qtr of 1999


---------------


(1) These returns are for the Fund's Local Fund Shares (which are not offered in this Prospectus), and the Institutional Service Class and Service Class Shares (formerly the Class Y and Class R Shares, respectively). The classes of shares offered by this Prospectus would have had substantially similar returns because the shares are invested in the same portfolio of securities, and the annual returns would have only differed to the extent that the classes do not have the same expenses.



                                                    One         Since
Average annual returns -- as of December 31, 1999   Year     Inception(1)
-------------------------------------------------------------------------
Class A Shares(2)                                  13.16%       15.44%
 .........................................................................
Class B Shares(3)                                  15.08%       17.71%
 .........................................................................
Institutional Class Shares(4)                      20.08%       20.29%
 .........................................................................
Institutional Service Class Shares                 19.79%       20.18%
 .........................................................................
Service Class Shares                               19.54%       19.92%
 .........................................................................
Local Fund Shares                                  20.08%       20.29%
 .........................................................................
S&P 500(5)                                         21.04%       20.86%


---------------


(1) The Fund's Local Fund Shares began operations July 24, 1998; the Institutional Service Class and Service Class (formerly Class Y and Class R, respectively) began operations on November 2, 1998.


(2) Performance represents that of Local Fund Shares, which was achieved prior to the creation of Class A on December 30, 1999, restated to reflect Class A Shares' maximum sales charge but not its estimated expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.

(3) Performance represents that of Local Fund Shares, which was achieved prior to the creation of Class B on December 30, 1999, restated to reflect Class B Shares' contingent deferred sales charge but not its estimated expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.

(4) Performance represents that of Local Fund Shares, which was achieved prior to the creation of the Institutional Class on December 30, 1999, and does not reflect Institutional Class Shares' lower estimated expenses.


(5) The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies, as described above. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual return of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

                                                          Institutional
Shareholder Fees(1)                   Class A   Class B       Class
(paid directly from your investment)  shares    shares       shares
-----------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   5.75%(2)  None       None
on purchases (as a percentage of
offering price)
 .......................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)


                                                          Institutional
Annual Fund Operating Expenses  Class A      Class B          Class
(deducted from Fund assets)     shares       shares          shares
-----------------------------------------------------------------------
Management Fees                 0.13%      0.13%          0.13%
 .......................................................................
Distribution and/or Service     0.25%      1.00%          None
(12b-1) Fees
 .......................................................................
Other Expenses(5)               0.81%      0.66%          0.66%
-----------------------------------------------------------------------
TOTAL ANNUAL FUND               1.19%      1.79%          0.79%
OPERATING EXPENSES
 .......................................................................
Amount of Fee Waivers/          0.56%      0.56%          0.56%
Expense Reimbursements
-----------------------------------------------------------------------
CAPPED FUND                     0.63%      1.23%          0.23%
OPERATING EXPENSES(5)


---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A Shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Class A sales charges" beginning on page 10.

(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A and Class B shares" on page 13.



(5) At least through October 31, 2001, Villanova Mutual Fund Capital Trust (VMF) has agreed to waive fees or otherwise reimburse expenses for the Fund so that the Total Annual Operating Expenses will not exceed the Capped Fund Operating Expenses listed. This waiver of management fees or reimbursement of other expenses is subject to a possible reimbursement by the Fund within five years of commencement of operations if the reimbursement can be implemented within the annual expense limitation listed in the Capped Fund Operating Expenses.


EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the costs of this Fund with other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses, but does take into account the fee waiver/expense reimbursement provisions currently in place for the Fund for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class A Shares             $636     $931     $1,192     $1,935
 ...............................................................
Class B Shares             $625     $863     $1,170     $1,872
 ...............................................................
Institutional Class
Shares                     $ 24     $252     $  439     $  978


You would pay the following expenses on the same investment if you did not sell your shares:


                          1 year   3 years   5 years   10 years
---------------------------------------------------------------
Class B Shares             $125     $563     $  970     $1,872

         More About the Fund

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.


PRINCIPAL RISKS AND TECHNIQUES


The Fund may use the principal investment techniques to increase returns, protect assets or diversity investments. These techniques are subject to certain risks. For additional information about the Fund's investment strategies and techniques, see the SAI.


The Fund will not attempt to buy or sell securities based on Fund management's economic, financial or market analysis, but will instead employ a "passive" investment approach. This means that the Fund's subadviser will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 before deduction of Fund expenses. The Fund will only buy or sell securities when Fund management believes it is necessary to do so in order to match the performance of the S&P 500. Accordingly, it is anticipated that the Fund's portfolio turnover and trading costs will be lower than "actively" managed funds. However, the Fund has operating costs and other expenses, while the S&P 500 does not. Therefore, the Fund will tend to underperform the S&P 500 to some degree over time.



Under normal circumstances, it is anticipated that the Fund's total return over periods of one year and longer will, after taking into account estimated expenses incurred by the Fund (as restated for the expenses of the Class B Shares) be within 189 basis points (a basis point is one one-hundredth of one percent (0.01%)) of the total return of the S&P 500. There can be no assurance, however, that this level of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Fund. Information regarding correlation of the Fund's performance to that of the S&P 500 will be reported in the Fund's annual report.


The S&P 500 is composed of 500 selected common stocks as determined by Standard & Poor's, most of which are listed on the New York Stock Exchange. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. larger-capitalization stocks, although a small part of the S&P 500 is made up of foreign companies which have a large presence in the U.S. Standard & Poor's selects a stock for the S&P 500 based on the index's criteria; it does not evaluate whether any particular stock is an attractive investment. Standard & Poor's updates the S&P 500 periodically, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the Fund).

SHORT-TERM INVESTMENTS. The Fund will also invest in short-term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent the Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the S&P 500. The Fund will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Fund's exposure to common stocks as a defensive strategy, but will instead use them to attempt to remain fully invested at all times.

DERIVATIVES RISK. The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions to purchase shares of the Fund, to maintain liquidity in the event of redemptions and to keep trading costs low.


The Fund may use the following types of derivative instruments: futures, forwards and options, options on futures, swaps and indexed securities. Futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Forwards are private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.


Options are exchange-traded or private contracts involving the right of a holder to deliver (a put) or receive (a call) certain assets (or a money payment based on the change in value of certain assets or an index) from another party at a specified price with a specified time period.

Swaps are private contracts involving the obligation of each party to exchange specified payments, which may be based on the value of an index or asset, with the other party at specified times.

Indexed securities are debt obligations that return a variable amount of principal or interest based on the value of an index at a specified time.

Derivatives are volatile and involve significant risks, which may include:

  - LEVERAGE RISK. Leverage risk is the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  - CREDIT RISK. Credit risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

  - LIQUIDITY RISK. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Fund may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which the Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Fund will use derivatives for anticipatory hedging in order to gain exposure efficiently to the S&P 500 in the event the Fund receives cash inflows.


SECURITIES LENDING. The Fund may lend securities to financial institutions that provide cash or government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund.



NON-PRINCIPAL TECHNIQUES


BORROWING AND LEVERAGE. The Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund's return.

Certain securities that the Fund buys may create leverage, including, for example, options.


SHORT SALES. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the S&P 500. In selling a security the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.


OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

The SAI contains additional information about the Fund, including the Fund's other investments and investment techniques. To obtain a copy of the SAI, see the back cover.

         MANAGEMENT

INVESTMENT ADVISER

Villanova Mutual Fund Capital Trust (VMF), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, VMF allocates Fund assets among subadvisers and evaluates and monitors the performance of subadvisers. VMF is authorized to select and place portfolio investments on behalf of the Fund; however, VMF does not intend to do so at this time.


VMF was organized in 1999, and advises mutual funds. As of December 31, 1999, VMF and its affiliates had approximately $22.5 billion in assets under management.


The Fund pays VMF a management fee, which, expressed as a percentage of the Fund's average daily net assets, is 0.13% annually. The total fee payable by the Fund for the fiscal year ended October 31, 1999, was waived by VMF.

MULTI-MANAGER STRUCTURE

VMF and Nationwide Mutual Funds (the Trust) have received from the Securities and Exchange Commission an exemptive order for a multi-manager structure that allows VMF to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows VMF to revise a subadvisory agreement with Trustee approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility.

VMF provides the following oversight and evaluation services to the Fund:

  - performing initial due diligence on prospective subadvisers for the Fund
  - monitoring the performance of the subadvisers through ongoing analysis, as well as periodic consultations
  - communicating performance expectations and evaluations to the subadvisers
  - ultimately recommending to the Board of Trustees whether a subadviser's contract should be renewed, modified or terminated

VMF does not expect to recommend frequent changes of subadvisers. VMF will periodically provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the subadvisers, there is no certainty that any subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER


Subject to the supervision of VMF and the Trustees, the subadviser manages the Fund's assets in accordance with the Fund's investment objective and strategies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.


Since December 29, 1999, Fund Asset Management, L.P., P.O. Box 9011, Princeton, New Jersey 08543-9011, has been managing the Fund's investments and has the responsibility for making all investment decisions for the Fund.

Fund Asset Management is part of the Merrill Lynch Asset Management Group, which had approximately $557 billion in investment company and other portfolio assets under management as of December 31, 1999. This amount includes assets managed for Merrill Lynch affiliates.

Prior to December 29, 1999, The Dreyfus Corporation, a wholly-owned, indirect subsidiary of Mellon Bank Corporation, served as the Fund's subadviser.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS


As noted in the Fund Summary, the Fund offers six different share classes, three of which are described in this Prospectus, to give investors different price and cost options. Class A and Class B shares of the Fund are available to all investors; Institutional Class shares are available to a limited group of investors, such as certain affiliated funds of funds.


With Class A shares, you pay a sales charge (known as a front-end sales charge) when you purchase the shares. With Class B shares, you pay a sales charge (known as a contingent deferred sales charge or CDSC) if you sell your shares within six years after purchase. Sales charges are paid to the Fund's distributor, Nationwide Advisory Services, Inc. (NAS) which either retains them or pays a selling representative. There is no such charge on Institutional Class shares.

Class A and Class B shares both pay distribution and/or service fees under a Distribution Plan. These fees are either retained by NAS or paid by NAS to brokers for distribution and shareholder services. Class A shares also pay administrative service fees. These fees are paid to brokers and other entities that provide administrative support services to the beneficial owners of the shares.

If you want lower annual fund expenses, Class A shares may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. NAS reserves the right to reject an order in excess of $100,000 for Class B shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.

When choosing a share class, consider the following:

       Class A shares                Class B shares
----------------------------------------------------------
Front-end sales charge means  No front-end sales charge,
that a portion of your        so your full investment
initial investment goes       immediately goes toward
toward the sales charge, and  buying shares
is not invested
 ..........................................................
Reductions and waivers of     No reductions of the CDSC
the sales charges available   available, but waivers
                              available
 ..........................................................
Lower expenses than Class B   Higher distribution and
shares means higher           service fees than Class A
dividends per share           shares mean lower dividends
                              per share

       Class A shares                Class B shares
----------------------------------------------------------
Conversion features are not   After seven years, Class B
applicable                    shares convert into Class A
                              shares, which reduces your
                              future fund expenses
 ..........................................................
No sales charges when shares  CDSC if shares are sold
are sold back to the Fund*    within six years: 5% in the
                              first year, 4% in the
                              second, 3% in the third and
                              fourth years, 2% in the
                              fifth, and 1% in the sixth
                              year

---------------
* A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

For investors who are eligible to purchase Institutional Class shares, the purchase of Institutional Class shares will be preferable to purchasing Class A or Class B shares.

 WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:

  - funds of funds offered by NAS or other affiliates of the Trust (except for series of Nationwide Asset Allocation Trust)

  - tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Fund
  - institutional advisory accounts of VMF, or its affiliates and those having client relationships with an affiliate of VMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
  - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
  - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

         Buying, Selling and Exchanging Fund Shares

BUYING SHARES
PURCHASE PRICE. The purchase or "offering" price of each share of the Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate
                                       NAV is calculated for each class of the
                                       Fund. Generally, the NAV is based on the market value of the securities owned by the Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by the Fund allocable to such class, less liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m.
Eastern Time) on each day the Exchange is open for trading.

MINIMUM INVESTMENTS --

CLASS A AND CLASS B SHARES

To open an account

(per Fund)                                       $1,000

 ......................................................

Through the Automatic Asset

Accumulation plan

(per transaction)                                   $25

 ......................................................

Additional investments

(per Fund)                                         $100

 --------------------------------------------------------------

MINIMUM INVESTMENTS --

INSTITUTIONAL CLASS SHARES

To open an account                              $50,000

 ......................................................

Additional investments                           $5,000
If you purchase Class A or Class B shares through an account at a broker (other than NAS), different minimum account requirements may apply. These minimum investment requirements for Class A shares do not apply to certain retirement plans. Call 1-800-848-0920 for more information.

The Fund does not calculate NAV on the following days:

  - Christmas Day
  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Other days when the New York Stock Exchange is not open.

The Fund reserves the right not to determine an NAV for the Fund when:

  - It has not received any orders to purchase, sell or exchange shares
  - Changes in the value of the Fund's portfolio do not affect the NAV.

If current prices are not available, or if Villanova SA Capital Trust (VSA), as the Fund's administrator or its agent, determines a price does not represent fair value, the Fund's investments may be valued at fair market value in accordance with procedures adopted by the Board of Trustees of the Trust. To the extent that the Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

CLASS A SALES CHARGES

The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

                                                    Sales charge
                                   Sales charge       as % of
                                     as % of           amount
Amount of purchase                offering price      invested
----------------------------------------------------------------
Less than $50,000                 5.75%             6.10%
 ................................................................
$50,000 to $99,999                4.50              4.71
 ................................................................
$100,000 to $249,999              3.50              3.63
 ................................................................
$250,000 to $499,999              2.50              2.56
 ................................................................
$500,000 to $999,999              2.00              2.04
 ................................................................
$1 million to $24,999,999         0.50              0.50
 ................................................................
$25 million or more               0.25              0.25

REDUCTION AND WAIVER OF CLASS A SALES CHARGES

Shareholders can reduce or eliminate Class A shares' initial sales charge through one or more of the discounts described below:

  - Increase the amount of your investment. The table on page 10 shows how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments, possibly reducing the sales charge.

  - Lifetime Additional Discount. You can add the value of any of the Nationwide Mutual Funds Class A shares you already own with the value of the shares you are purchasing, which may reduce the applicable sales charge.


  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.


  - No sales charge on a repurchase. If you sell shares from your Nationwide account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and your reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Please call 1-800-848-0920 for more information.

WAIVER OF CLASS A SALES CHARGES

The Class A sales charges will be waived for the following purchases:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with NAS to waive sales charges for those persons;
  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with NAS;

  - Any person who pays for the shares with the proceeds of a sale of mutual fund shares. To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the Class A shares within 60 days of the sale, and you must request the waiver when you purchase the Class A shares (NAS may require evidence that you qualify for this waiver);

  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code;
  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts);
  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grandchildren) and immediate relatives of deceased employees of any member of Nationwide Insurance and Nationwide Financial Companies, or any investment advisory clients of VMF, VSA, NAS and their affiliates;
  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide financial companies from time to time (including, but not limited to, Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farmers' Association, Ruralite Services, Inc., and Southern States Cooperative).

Please refer to the SAI for additional information regarding the waiver of Class A sales charges.

         Buying, Selling and Exchanging Fund Shares

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A or Class B shares, you may purchase the shares using one of the methods described below. Eligible entities wishing to purchase Institutional Class shares should contact NAS at 1-800-848-0920 for information regarding such purchases.

BY MAIL -- Complete and mail your application with a check or money order made payable to; Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. NAS will not accept third-party checks.


BY WIRE -- You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call NAS by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to the Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.


BY TELEPHONE (NAS NOW) -- Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use NAS NOW to make purchases.

THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with NAS.


BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NAS NOW                                                           1-800-637-0012
Our customized voice-response system, available 24 hours a day, seven days a week


CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call the customer service number listed above or contact your sales representative.

SELLING SHARES
You can sell -- also known as redeeming -- your shares of the Fund at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after NAS receives your
                                       properly completed order to sell in its
                                       offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of the Fund's investments at the time of the sale.

Properly completed orders contain all necessary paperwork to authorize and complete the transaction.
 NAS may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Your order to sell shares can be made in writing, by telephone (if you authorized telephone transactions on your application) or by on-line access. Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

RESTRICTIONS ON SALES

You may not be able to sell your shares of the Fund or the Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A AND CLASS B SHARES

A signature guarantee is required under the following circumstances:

  - if a redemption is over $100,000,

  - if your account registration has changed within the last 30 days,

  - if the redemption check is made payable to anyone other than the registered shareholder

  - if the proceeds are sent to a bank account not previously designated or changed within the past 30 days, or

  - if the proceeds are mailed to an address other than the address of record.

NAS reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A AND CLASS B SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                                                                                  7 years
     Sale within       1 year   2 years   3 years   4 years   5 years   6 years   or more
-----------------------------------------------------------------------------------------
Sales Charge             5%        4%        3%        3%        2%        1%        0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.


We do not impose a CDSC on Class B shares purchased through reinvested dividends and distributions. If you sell your Class B shares and reinvest the proceeds in Class B shares within 30 days, NAS will deposit an amount equal to any CDSC you paid into your account. We will also waive the CDSC if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

         Buying, Selling and Exchanging Fund Shares

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge (other than those investing in the Fund through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A or Class B shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section on page 13 entitled "Signature guarantee-Class A and Class B shares". Eligible entities wishing to sell Institutional Class shares should contact NAS at 1-800-848-0920 for information regarding such sales.

BY TELEPHONE (NAS NOW) -- Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell
                                       shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use
NAS NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.

 CAPITAL GAINS TAXES
 If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and
 Taxes -- Selling Fund Shares" on page 17.

CUSTOMER SERVICE LINE -- Unless you declined the telephone redemption privilege on your application you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Fund will use procedures to confirm that telephone instructions are genuine. If the Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. NAS may record telephone instructions to sell shares. The Fund reserves the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE -- NAS can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application) unless you declined this option on your application. (This authorization will remain in effect until you give NAS written notice of its termination.) Your funds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH) -- Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by NAS. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give NAS written notice of its termination.)

BY MAIL OR FAX -- Write a letter to Nationwide Advisory Services, Inc., P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-249-8705. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want NAS to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. NAS reserves the right to require the original document if you fax your letter.

THROUGH AN AUTHORIZED BROKER -- NAS has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Fund. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge a fee for this service.

BY ON-LINE ACCESS -- Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Fund may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A AND CLASS B SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

For additional information on selling your shares, call our customer service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A and Class B shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits Class A and Class B shares of the Fund to compensate NAS -- as distributor -- for expenses associated with distributing the Fund's shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES


Under the Distribution Plan, Class A and Class B shares of the Fund pay NAS compensation accrued daily and paid monthly. The Fund shall pay amounts not exceeding an annual amount of:


           CLASS                 AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               1.00% (0.25% service fee)

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING SHARES

You can exchange the shares you own for shares of another fund within Nationwide Mutual Funds (except the Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the
                                        same owner, and your first purchase in
                                        the new fund meets the fund's minimum
                                        investment requirement. For example, you can exchange Class A shares of one fund for Class A shares of another, but you can not exchange

Class A shares for Class B shares.

 CAPITAL GAINS TAXES
 Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes.
 Therefore, if the shares you exchange are worth more than you paid for them, you my have to pay federal and/or state income taxes. For more information, see
 "Distributions and Taxes -- Exchanging Fund Shares" on page 17.


There is no sales charge for exchanges of Class B shares or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies. If you exchange Prime Shares of the Nationwide Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid. If you exchange Class B shares for Prime Shares of the Nationwide Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. If you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the shares had been sold at the time they were exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B shares, the time you hold Class B shares prior to the exchange will be counted for purposes of calculating the CDSC.


HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone or by on-line access (see "Buying Shares -- How to place your purchase order" on page 12 or the back cover for

         Buying, Selling and Exchanging Fund Shares


contact information). If you make your request in writing, please be sure all account owners sign the letter. Your exchange will processed on the date NAS receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling NAS NOW, our automated voice-response system, or by logging on to our website. You will have automatic exchange privileges unless you request not to on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.


EXCESSIVE TRADING

The Fund reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

         DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn from owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice about your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

Every quarter, the Fund distributes any available income dividends to shareholders. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

DISTRIBUTIONS OF CAPITAL GAINS

If the Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS
All income and capital gains distributions will be reinvested in shares of the Fund. You may request a payment in cash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.


You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)


STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares are not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

EXCHANGING FUND SHARES

Exchanging your shares of the Fund is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you have.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contains additional information about the Fund. To obtain a document free of charge, contact us at the address or number listed below.

- SAI (incorporated by reference into this Prospectus)

- Annual Report (which contains a discussion of the market conditions and investment strategies that significantly effect the Fund's performance) (as available)

- Semi-Annual Report (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Advisory Services, Inc.
P.O. Box 1492
Columbus, OH 43216-1492
(614) 249-8705 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m. - 5 p.m. Eastern Time (Monday through Friday, except Thursday in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Family of Funds' website at www.nationwidefunds.com

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can obtain copies of the Fund's documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-202-942-8090)

BY MAIL:


Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)


ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
THREE NATIONWIDE PLAZA
COLUMBUS, OHIO 43215-2220


HS-1222-4/00